UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File No. 811-07261

CREDIT SUISSE TRUST

(Exact Name of Registrant as Specified in Charter)

Eleven Madison Avenue, New York, New York 10010

(Address of Principal Executive Offices)        (Zip Code)

John G. Popp

Credit Suisse Trust

Eleven Madison Avenue

New York, New York 10010

Registrant’s telephone number, including area code: (212) 325-2000

Date of fiscal year end: December 31st

Date of reporting period: January 1, 2020 to December 31, 2020

Item 1. Reports to Stockholders.

CREDIT SUISSE FUNDS

Annual Report

December 31, 2020

■  CREDIT SUISSE TRUST
COMMODITY RETURN STRATEGY PORTFOLIO

The Portfolio's investment objective, risks, charges and expenses (which should be considered carefully before investing), and more complete information about the Portfolio, are provided in the Prospectus, which should be read carefully before investing. You may obtain additional copies by calling 877-870-2874 or by visiting our website at www.credit-suisse.com/us/funds.

Credit Suisse Securities (USA) LLC, Distributor, is located at Eleven Madison Avenue, New York, NY 10010. The Portfolio is advised by Credit Suisse Asset Management, LLC.

Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") shares are not available directly to individual investors, but may be offered only through certain insurance products and pension and retirement plans.

Portfolio shares are not deposits or other obligations of Credit Suisse Asset Management, LLC ("Credit Suisse") or any affiliate, are not FDIC-insured and are not guaranteed by Credit Suisse or any affiliate. Portfolio investments are subject to investment risks, including loss of your investment.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report
December 31, 2020 (unaudited)

December 31, 2020

Dear Shareholder:

We are pleased to present this Annual Report covering the activities of the Credit Suisse Trust — Commodity Return Strategy Portfolio (the "Portfolio") for the 12 months ended December 31, 2020.

Performance Summary
01/01/20 – 12/31/20

Fund & Benchmark
Class 1[1]	-1.48%
Bloomberg Commodity Index Total Return[3]	-3.12%
Class 2[1,2]	28.52%
Bloomberg Commodity Index Total Return[2,3]	28.67%

Market and Strategy Review:

Commodities declined for the 12 months ended December 31, 2020. The Bloomberg Commodity Index Total Return (the "Benchmark") fell 3.12%, with 9 out of 23 index constituents posting losses.

For the 12 months ended December 31, 2020, Class 1 shares of the Portfolio outperformed the Benchmark before and after fees and fund expenses. For the seven months ended December 31, 2020, Class 2 shares of the Portfolio outperformed the Benchmark before fees and fund expenses, but underperformed net of fees and expenses. Commodity strategies and underlying cash management both contributed positively to relative performance. The Portfolio held derivatives linked to futures contracts that expire on different dates than those held within the Benchmark; this forward curve positioning in the Energy sector had the largest positive impact on Portfolio performance relative to the Benchmark. Positioning within the Livestock, Precious Metals and Industrial Metals sectors also contributed to positive relative performance, but to a lesser extent. Meanwhile, positioning within the Agriculture sector detracted from performance for the period.

Energy fell 42.72% in 2020. In contrast to the prior year when the petroleum sector led performance higher, WTI Crude Oil, Gas Oil and Ultra-Low Sulfur Diesel (ULS Diesel) fell 50.71%, 42.26% and 38.25%, respectively, in 2020. During the year, the threat of the COVID-19 virus went from largely localized in a province in China to a full-blown worldwide pandemic. Petroleum commodities were disproportionately affected the most, not only due to their high sensitivities to global economic activity, but also due to the sharp drop in demand from the transportation sector as most countries employed social distancing and

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

mobility-limiting measures to combat the pandemic. In addition to the COVID-related demand drop, in March 2020, Saudi Arabia and Russia abandoned their existing production cut strategy and in turn, increased oil output, as they could not reach an agreement. This led to further oil price declines, prior to OPEC+ re-establishing a more disciplined supply cut later in the year. Natural Gas also fell 41.96%, bringing down the Energy sector even further as the historically warm start to the US winter season in November and December caused a large negative demand shock that turned inventory level expectations from a deficit to a surplus by the end of the US heating season.

Livestock decreased 23.42%, also impacted by the effects of COVID-19. Lean Hogs declined 31.52% as COVID-19 outbreaks in US meatpacking plants reduced a significant amount of processing capacity in April and May. This led to a large decrease in demand for live hogs and a steep price decline. Live Cattle was also lower on reduced demand from the foodservice industry after the COVID-19 outbreak induced a widespread restaurant shutdown. The US Department of Agriculture also reported consecutive months of higher-than-expected cattle placement data from July to September, mainly due to droughts in US Midwestern states. This indicated potentially greater supplies in the following few months.

Industrial Metals gained 16.33% as China's new five-year plan, which emphasized quality growth over speed, raised demand expectations for both copper and nickel, which are widely used in the clean energy industry. Particularly, Copper strengthened 23.32% during the year on strong demand following China's rebound in infrastructure investment and industrial production after it recovered first among major economies from COVID-19 shutdowns. After a fall in February 2020, ten consecutive months of expansions as measured by China's Purchasing Managers' Index (PMI) indicated the growth of the country's manufacturing sector.

Agriculture increased 16.48%, led higher by Soybean Meal and Soybeans, which gained 32.30% and 32.16%, respectively. Adverse dry weather in the second half of the year related to the La Niña weather pattern increased risk for corn and soybean yields in Argentina and Brazil. The weather conditions dramatically shifted expectations from historic looseness to multi-year tightness in the supply-and-demand balance. Sugar also rose as weather-related issues for several commodities, including a severe drought in Thailand and adverse weather in Brazil due to La Niña conditions. A stronger-than average Atlantic hurricane season in the Gulf of Mexico and drought conditions in Texas impacted US cotton production as well, helping reduce global supply expectations. Meanwhile, recovery in China's hog herd population supported strong US exports of livestock feed ingredients, boosting prices of grains.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

Precious Metals was the top-performing sector, up 25.60%. Silver, the strongest constituent in the Benchmark, rose 42.47%. Silver strengthened as low real interest rates, helped in part as governments globally reduced target rates in order to stimulate economies impacted by the COVID-19 pandemic, and a weaker US Dollar, increased the attractiveness of precious metals as alternative stores of wealth. Industrial demand expectations for the metal also improved on rising economic activity prospects as several leading pharmaceutical companies made progress towards the development of coronavirus vaccines as well as on rebounding Chinese PMI through much of the year.

Outlook:

As 2021 begins, many sources of economic uncertainty remain from the prior year. The COVID-19 pandemic continues to harm populations globally, with many regions still enacting strict mobility measures to slow the spread, even as millions of vaccinations are given daily worldwide. Mobility restrictions are highly likely to continue to keep global petroleum demand artificially low during the first half of the year, and also affect other commodities that are consumed in greater quantities during times of increased mobility and improving economic growth, such as pork and coffee. The trajectory of a COVID-related recovery in social and health norms will likely have a large impact on demand for numerous commodities in the Index.

In addition to direct COVID-related demand changes due to health-focused restrictions, government monetary and fiscal stimulus measures will also continue to impact commodity demand. Global economic stimulus is at all-time record levels, and generally higher levels and more infrastructure-focused stimulus supports commodity prices to a greater extent. Despite a continued drop in global services demand, as of the end of 2020, this monetary and fiscal monetary government support has contributed to the 10-year projected US inflation rate to be at its highest since 2018. If there is increased stimulus or a continued trend of central banks being more comfortable with higher inflation rates, further increased inflation expectations could support the commodity asset class.

A third theme that could drive near-term commodity prices is weather. Recent weather in the key growing region of South America has delayed and reduced crop projections during a time when the US is expecting multi-year lows in season ending stocks for both soybeans and corn. Over the long term, farmers tend to adjust production to counteract price moves up or down. However, if forecasts of dry conditions in South America continue throughout January and February, the shrinking window of ideal planting conditions may not allow enough time for production adjustments to occur despite currently high prices,

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

which would potentially increase the risk of further price spikes if production problems also arise in the upcoming new US crop season.

The Credit Suisse Commodities Management Team

Christopher Burton
Bryant Lie

This Portfolio is non-diversified, which means it may invest a greater proportion of its assets in the securities of a smaller number of issuers than a diversified mutual fund and may therefore be subject to greater volatility. The Portfolio's investment in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investment in traditional securities, particularly in investments involving leverage.

The use of derivatives such as commodity-linked structured notes, swaps and futures entails substantial risks, including risk of loss of a significant portion of their principal value, commodity exposure risk, correlation risk, credit risk, derivatives risk, exposure risk, fixed income risk, focus risk, futures contract risk, illiquidity risk, interest rate risk, leveraging risk, market risk, portfolio turnover risk, structured note risk, subsidiary risk, swap agreements risk, tax risk and U.S. government securities risk. Gains and losses from speculative positions in derivatives may be much greater than the derivative's cost. At any time, the risk of loss of any individual security held by the Portfolio could be significantly higher than 50% of the security's value. For a detailed discussion of these and other risks, please refer to the Portfolio's Prospectus, which should be read carefully before investing.

In addition to historical information, this report contains forward-looking statements, which may concern, among other things, domestic and foreign market, industry and economic trends and developments and government regulation and their potential impact on the Portfolio's investments. These statements are subject to risks and uncertainties and actual trends, developments and regulations in the future, and their impact on the Portfolio could be materially different from those projected, anticipated or implied. The Portfolio has no obligation to update or revise forward-looking statements.

The views of the Portfolio's management are as of the date of this letter and the Portfolio holdings described in this document are as of December 31, 2020; these views and Portfolio holdings may have changed subsequent to these dates. Nothing in this document is a recommendation to purchase or sell securities.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

Comparison of Change in Value of $10,000 Investment in the
Credit Suisse Trust — Commodity Return Strategy Portfolio1 Class 1
Shares, Class 2 Shares and the Bloomberg Commodity Index
Total Return2 For Ten Years

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the Portfolio's average daily net assets through at least May 1, 2022.

2  Return represents performance from May 1, 2020 (inception date of Class 2) to December 31, 2020.

3  The Bloomberg Commodity Index Total Return is composed of futures contracts on 23 physical commodities. The index does not have transactions costs and investors may not invest directly in the index.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

Average Annual Returns as of December 31, 20201

	1 Year	5 Years	10 Years
Class 1	(1.48)%	1.10%	(6.63)%
Class 2	28.52%[2]	—	—

Returns represent past performance and include change in share price and reinvestment of dividends and capital gain distributions, if any. Past performance cannot guarantee future results. The current performance of the Portfolio may be lower or higher than the figures shown. Returns and share price will fluctuate, and redemption value may be more or less than original cost. The performance results do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance information current to the most recent month end is available at www.credit-suisse.com/us/funds.

The annualized gross expense ratios are 1.06% for Class 1 shares and 0.81% for class 2 shares. The annualized net expense ratio after fee waivers and/or expense reimbursements are 1.05% for Class 1 shares and 0.80% for Class 2 shares.

1  Fee waivers and/or expense reimbursements may reduce expenses for the Portfolio, without which performance would be lower. The Portfolio entered into a written contract to limit expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the Portfolio's average daily net assets through at least May 1, 2022.

2  Return represents performance from May 1, 2020 (inception date) to December 31, 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section and which would result in higher total expenses. The following table is intended to help you understand your ongoing expenses of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The table is based on an investment of $1,000 made at the beginning of the six months ended December 31, 2020.

The table illustrates your Portfolio's expenses in two ways:

•  Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line.

•  Hypothetical 5% Portfolio Return. This helps you to compare the Portfolio's ongoing expenses with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. If these transaction costs had been included, your costs would have been higher. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expenses of owning different funds.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Annual Investment Adviser's Report (continued)
December 31, 2020 (unaudited)

Expenses and Value for a $1,000 Investment
for the six-month period ended December 31, 2020

Actual Portfolio Return	Class 1	Class 2
Beginning Account Value 07/01/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,198.60	$1,198.60
Expenses Paid per $1,000*	$5.80	$4.42
Hypothetical 5% Portfolio Return
Beginning Account Value 07/01/20	$1,000.00	$1,000.00
Ending Account Value 12/31/20	$1,019.86	$1,021.11
Expenses Paid per $1,000*	$5.33	$4.06
Annualized Expense Ratio*	1.05%	0.80%

*  Expenses are equal to the Portfolio's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/366 to reflect the one-half year period.

  The "Expenses Paid per $1,000" and the "Annualized Expense Ratio" in the tables are based on actual expenses paid by the Portfolio during the period, net of fee waivers and/or actual expense reimbursements, if applicable. If those fee waivers and/or expense reimbursements had not been in effect, the Portfolio's actual expenses would have been higher. Expenses do not reflect additional charges and expenses that are, or may be, imposed under the variable contracts or plans. Such charges and expenses are described in the prospectus of the insurance company separate account or in the plan documents or other informational materials supplied by plan sponsors. The Portfolio's expenses should be considered with these charges and expenses in evaluating the overall cost of investing in the separate account.

For more information, please refer to the Portfolio's Prospectus.

Portfolio Breakdown**

United States Agency Obligations	64.92%
United States Treasury Obligations	35.08
Total	100.00%

**  Expressed as a percentage of total investments (excluding securities lending collateral, if applicable) and may vary over time.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments
December 31, 2020

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES AGENCY OBLIGATIONS (60.1%)
$1,700	Federal Farm Credit Banks, USBMMY3M + 0.115%(1)	(AA+, Aaa)	02/24/22	0.210	$1,701,696
5,500	Federal Farm Credit Banks, USBMMY3M + 0.270%(1)	(AA+, Aaa)	05/16/22	0.365	5,517,006
11,900	Federal Farm Credit Banks, SOFR + 0.310%(1)	(AA+, Aaa)	11/07/22	0.400	11,953,221
5,300	Federal Farm Credit Banks, USBMMY3M + 0.420%(1)	(AA+, Aaa)	11/07/22	0.515	5,335,619
3,000	Federal Farm Credit Banks	(AA+, Aaa)	12/02/22	0.340	3,000,019
34,500	Federal Farm Credit Banks, SOFR + 0.380%(1)	(AA+, Aaa)	05/08/23	0.470	34,739,860
2,000	Federal Farm Credit Banks, SOFR + 0.135%(1)	(AA+, Aaa)	11/06/23	0.225	2,001,503
1,000	Federal Home Loan Bank Discount Note(2)	(AA+, Aaa)	06/18/21	0.090	999,588
11,085	Federal Home Loan Banks, LIBOR 1M - 0.010%(1)	(AA+, Aaa)	04/05/21	0.143	11,087,046
10,400	Federal Home Loan Banks, LIBOR 1M - 0.010%(1)	(AA+, Aaa)	05/03/21	0.134	10,402,201
6,000	Federal Home Loan Banks, LIBOR 1M + 0.000%(1)	(AA+, Aaa)	10/15/21	0.159	5,997,635
6,000	Federal Home Loan Banks, SOFR + 0.150%(1)	(AA+, Aaa)	11/15/21	0.240	6,006,819
12,000	Federal Home Loan Mortgage Corp., SOFR + 0.145%(1)	(AA+, Aaa)	12/09/21	0.235	12,015,993
16,000	Federal Home Loan Mortgage Corp., SOFR + 0.130%(1)	(AA+, Aaa)	08/05/22	0.220	16,017,497
7,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	01/27/23	0.350	7,008,758
5,600	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/05/23	0.375	5,630,060
5,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	05/26/23	0.450	5,005,929
12,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/28/23	0.450	12,002,669
5,000	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/29/24	0.600	5,001,816
7,100	Federal Home Loan Mortgage Corp.	(AA+, Aaa)	07/21/25	0.375	7,106,948
10,000	Federal National Mortgage Association, SOFR + 0.320%(1)	(AA+, Aaa)	10/22/21	0.410	10,025,930
14,200	Federal National Mortgage Association, SOFR + 0.360%(1)	(AA+, Aaa)	01/20/22	0.450	14,250,955
10,000	Federal National Mortgage Association, SOFR + 0.300%(1)	(AA+, Aaa)	01/27/22	0.390	10,030,155
7,000	Federal National Mortgage Association, SOFR + 0.110%(1)	(AA+, Aaa)	03/04/22	0.200	7,006,611
35,000	Federal National Mortgage Association, SOFR + 0.350%(1)	(AA+, Aaa)	04/07/22	0.440	35,146,818
10,100	Federal National Mortgage Association, SOFR + 0.390%(1)	(AA+, Aaa)	04/15/22	0.480	10,147,022
5,100	Federal National Mortgage Association, SOFR + 0.180%(1)	(AA+, Aaa)	05/13/22	0.270	5,110,487
9,000	Federal National Mortgage Association	(AA+, Aaa)	05/22/23	0.250	9,023,391
8,000	Federal National Mortgage Association	(AA+, Aaa)	07/10/23	0.250	8,021,116
900	Federal National Mortgage Association	(AA+, Aaa)	11/27/23	0.250	901,072
2,300	Federal National Mortgage Association	(AA+, Aaa)	06/14/24	0.375	2,302,302
6,000	Federal National Mortgage Association	(AA+, Aaa)	04/22/25	0.625	6,073,107
7,500	Federal National Mortgage Association	(AA+, Aaa)	06/17/25	0.500	7,543,104
TOTAL UNITED STATES AGENCY OBLIGATIONS (Cost $293,127,150)					294,113,953

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2020

Par (000)		Ratings† (S&P/Moody's)	Maturity	Rate%	Value
UNITED STATES TREASURY OBLIGATIONS (32.5%)
$550	United States Treasury Bills(2)	(AA+, Aaa)	01/26/21	0.080	$549,969
7,000	United States Treasury Bills(2)	(AA+, Aaa)	03/25/21	0.090	6,998,989
3,000	United States Treasury Bills(2)	(AA+, Aaa)	04/08/21	0.110	2,999,491
4,500	United States Treasury Bills(2)	(AA+, Aaa)	05/27/21	0.090	4,498,793
7,000	United States Treasury Bills(2)	(AA+, Aaa)	06/24/21	0.090	6,997,589
5,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.220%(1),(3)	(AA+, Aaa)	07/31/21	0.315	5,006,073
9,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.300%(1),(4)	(AA+, Aaa)	10/31/21	0.395	9,019,157
14,000	United States Treasury Floating Rate Notes, USBMMY3M + 0.154%(1),(4)	(AA+, Aaa)	01/31/22	0.249	14,015,325
36,700	United States Treasury Floating Rate Notes, USBMMY3M + 0.114%(1),(3)	(AA+, Aaa)	04/30/22	0.209	36,733,914
50,800	United States Treasury Floating Rate Notes, USBMMY3M + 0.055%(1)	(AA+, Aaa)	07/31/22	0.150	50,806,064
21,300	United States Treasury Floating Rate Notes, USBMMY3M + 0.055%(1)	(AA+, Aaa)	10/31/22	0.150	21,299,951
TOTAL UNITED STATES TREASURY OBLIGATIONS (Cost $158,873,205)					158,925,315
TOTAL INVESTMENTS AT VALUE (92.6%) (Cost $452,000,355)					453,039,268
OTHER ASSETS IN EXCESS OF LIABILITIES (7.4%)					36,164,356
NET ASSETS (100.0%)					$489,203,624

†  Credit ratings given by the S&P Global Ratings Division of S&P Global Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") are unaudited.

(1)  Variable rate obligation — The interest rate shown is the rate in effect as of December 31, 2020.

(2)  Securities are zero coupon. Rate presented is yield to maturity as of December 31, 2020.

(3)  At December 31, 2020, $1,201,394 in the value of these securities has been pledged to cover initial margin requirements for open futures contracts.

(4)  At December 31, 2020, $5,716,125 in the value of these securities has been pledged as collateral for open swap contracts.

INVESTMENT ABBREVIATIONS

1M = 1 Month

LIBOR = London Interbank Offered Rate

SOFR = Secured Overnight Financing Rate

USBMMY3M = U.S. Treasury 3 Month Bill Money Market Yield

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2020

Futures Contracts

Contract Description	Currency	Expiration Date	Number of Contracts	Notional Value	Net Unrealized Appreciation (Depreciation)
Contracts to Purchase
Agriculture
Soybean Meal Futures	USD	Mar 2021	223	$9,575,620	$2,628,329
Energy
Light Sweet Crude Oil Futures	USD	Jun 2021	116	5,641,080	$601,977
Natural Gas Futures	USD	Mar 2021	247	6,239,220	167,939
					$769,916
Contracts to Sell
Energy
Light Sweet Crude Oil Futures	USD	Mar 2021	(116)	(5,641,080)	$(175,447)
Natural Gas Futures	USD	Mar 2021	(247)	(6,310,850)	(156,742)
					$(332,189)
					$3,066,056

Commodity Index Swap Contracts

Currency		Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Net Unrealized Appreciation (Depreciation)
USD	$	23,646,246	01/26/21	Bank of America	Bloomberg Commodity Index 2 Month Forward Total Return	0.21%	At Maturity	$—	$564,852
USD		65,671,268	01/26/21	Bank of America	Merrill Lynch Commodity Index Extra CS2T Total Return(a)	0.35%	At Maturity	—	1,217,948
USD		62,683,583	01/26/21	Citigroup	Bloomberg Commodity Index Total Return	0.20%	At Maturity	—	1,674,224
USD		33,922,800	01/26/21	JPMorgan Chase	Bloomberg Commodity Index Total Return	0.19%	At Maturity	—	906,188
USD		40,795,212	01/26/21	Macquarie	Bloomberg Commodity Index Total Return	0.18%	At Maturity	—	1,089,940
USD		52,141,128	01/26/21	Macquarie	Macquarie Commodity Customized Product 112T Index(b)	0.35%	At Maturity	—	1,235,264
USD		44,237,759	01/26/21	Morgan Stanley	Bloomberg Commodity Index 2 Month Forward Total Return	0.23%	At Maturity	—	1,056,371
USD		56,385,723	01/26/21	Societe Generale	Bloomberg Commodity Index Total Return	0.20%	At Maturity	—	1,506,013

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2020

Commodity Index Swap Contracts (continued)

Currency	Notional Amount	Expiration Date	Counterparty	Receive Return of the Reference Index	Pay	Payment Frequency	Upfront Premiums Paid/ (Received)	Net Unrealized Appreciation (Depreciation)
USD	$55,610,265	01/26/21	Societe Generale	Societe Generale P04 TR Index(c)	0.35%	At Maturity	$—	$964,601
USD	42,735,048	01/26/21	UBS	Bloomberg Commodity Index 2 Month Forward Total Return	0.22%	At Maturity	—	1,020,663
								$11,236,064

Commodity Swap Contracts

Currency		Notional Amount	Expiration Date	Counterparty	Receive	Pay Return of the Reference Index	Payment Frequency	Upfront Premiums Paid/ Received	Net Unrealized Appreciation (Depreciation)
USD	$	6,960,945	02/19/21	Bank of America	0.00%	Return on Soybean Meal Mar 2021 Futures	At Maturity	$—	$(2,614,675)

(a)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, grains, meats, metals, precious, softs, and textiles. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/20 Value(1)
COMEX Gold APR 21 Futures	15.09%	53.14	10,094,001
NYMEX Nat Gas MAR 21 Futures	8.34%	220.80	5,577,439
COMEX High Grade Copper MAR 21 Futures	8.02%	60.98	5,364,943
CBOT Soybeans NOV 21 Futures	6.68%	80.42	4,470,247
CBOT Corn SEP 21 Futures	6.35%	190.17	4,245,533
NYMEX WTI Crude Oil SEP 21 Futures	5.61%	77.88	3,753,089
COMEX Silver JUL 21 Futures	4.97%	25.08	3,327,209
ICE Brent Crude Oil MAY 21 Futures	4.83%	62.43	3,232,644
CBOT Soy Meal MAR 21 Futures	4.29%	66.78	2,867,544
LME Aluminium JUN 21 Futures	4.27%	57.39	2,854,248
LME Zinc MAR 21 Futures	3.61%	35.14	2,415,510
CME Live Cattle FEB 21 Futures	3.35%	48.65	2,238,178
CBOT Wheat MAR 21 Futures	3.34%	69.67	2,231,155
CBOT Bean Oil JUL 21 Futures	3.12%	84.94	2,086,399
NYBOT Sugar OCT 21 Futures	3.09%	131.61	2,069,598
LME Nickel JUN 21 Futures	2.95%	19.75	1,974,194
NYBOT Coffee MAY 21 Futures	2.51%	34.34	1,676,233
KCBOT Kansas Wheat MAR 21 Futures	1.78%	39.56	1,193,685
NYMEX Unleaded Gasoline MAR 21 Futures	1.68%	18.86	1,121,041
ICE Gas Oil MAY 21 Futures	1.64%	25.68	1,096,979

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2020

Commodity Name	Weight	Quantity(1)	12/31/20 Value(1)
CME Lean Hogs FEB 21 Futures	1.59%	37.81	1,062,701
NYBOT Cotton MAR 21 Futures	1.51%	25.92	1,012,463
NYMEX Heating Oil MAY 21 Futures	1.40%	14.96	933,556

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2020.

(b)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/20 Value(1)
COMEX Gold JUN 21 Futures	15.01%	42.11	8,012,641
COMEX High Grade Copper MAY 21 Futures	7.97%	48.31	4,255,859
CBOT Soybeans NOV 21 Futures	7.07%	67.93	3,776,063
NYMEX WTI Crude Oil SEP 21 Futures	5.58%	61.82	2,978,898
NYMEX Nat Gas MAR 21 Futures	5.50%	116.23	2,935,986
COMEX Silver JUL 21 Futures	4.95%	19.91	2,640,869
ICE Brent Crude Oil SEP 21 Futures	4.79%	49.90	2,554,887
CBOT Corn SEP 21 Futures	4.25%	101.53	2,266,623
LME Aluminium JUN 21 Futures	4.24%	45.55	2,265,471
CBOT Soy Meal DEC 21 Futures	4.21%	61.48	2,245,738
LME Zinc MAR 21 Futures	3.59%	27.89	1,917,236
CME Live Cattle FEB 21 Futures	3.33%	38.61	1,776,485
NYBOT Sugar MAY 21 Futures	3.15%	102.23	1,680,799
CBOT Bean Oil DEC 21 Futures	3.11%	70.97	1,657,818
LME Nickel JUN 21 Futures	2.94%	15.67	1,566,955
NYMEX Nat Gas FEB 21 Futures	2.76%	58.12	1,475,548
NYBOT Coffee MAR 21 Futures	2.49%	27.65	1,329,742
CBOT Corn JUL 21 Futures	2.28%	50.76	1,218,976
CBOT Wheat JUL 21 Futures	2.19%	37.18	1,167,865
CME Lean Hogs APR 21 Futures	1.55%	28.63	827,501
KCBOT Kansas Wheat JUL 21 Futures	1.18%	20.76	630,183
CBOT Wheat MAY 21 Futures	1.11%	18.59	594,389
NYMEX Unleaded Gasoline JUL 21 Futures	1.09%	9.11	583,434
ICE Gas Oil JUL 21 Futures	1.09%	13.53	581,826
NYBOT Cotton MAY 21 Futures	1.01%	13.65	537,012
NYMEX Heating Oil JUL 21 Futures	0.93%	7.88	495,215
KCBOT Kansas Wheat MAY 21 Futures	0.59%	10.38	314,573
NYMEX Unleaded Gasoline MAY 21 Futures	0.55%	4.55	293,726
ICE Gas Oil MAY 21 Futures	0.54%	6.77	289,052

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Schedule of Investments (continued)
December 31, 2020

Commodity Name	Weight	Quantity(1)	12/31/20 Value(1)
NYBOT Cotton MAR 21 Futures	0.50%	6.82	266,527
NYMEX Heating Oil MAY 21 Futures	0.46%	3.94	245,953

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2020.

(c)  The index seeks to provide exposure to a diversified group of commodities, inclusive of energy, livestock and meat, agricultural and metals. The Portfolio has indirect exposure to all of the below underlying positions that make up the custom index. When applicable, the table is limited to the largest 50 positions (based on absolute market value) and any other position where the notional value for the position exceeds 1% of the notional value of the index.

Commodity Name	Weight	Quantity(1)	12/31/20 Value(1)
COMEX Gold JUN 21 Futures	15.37%	45.71	8,696,776
NYMEX Nat Gas FEB 21 Futures	8.39%	187.00	4,747,863
COMEX High Grade Copper MAR 21 Futures	8.03%	51.67	4,545,862
CBOT Soybeans NOV 21 Futures	6.68%	68.01	3,780,297
CBOT Corn SEP 21 Futures	6.31%	159.80	3,567,546
NYMEX WTI Crude Oil SEP 21 Futures	5.50%	64.56	3,110,922
COMEX Silver JUL 21 Futures	5.12%	21.82	2,894,210
ICE Brent Crude Oil SEP 21 Futures	4.72%	52.18	2,671,840
LME Aluminium JUN 21 Futures	4.34%	49.40	2,456,825
CBOT Soy Meal JUL 21 Futures	4.14%	55.85	2,343,094
LME Zinc MAR 21 Futures	3.63%	29.91	2,055,653
CBOT Wheat MAY 21 Futures	3.30%	58.33	1,864,969
CME Live Cattle FEB 21 Futures	3.24%	39.83	1,832,717
NYBOT Sugar JUL 21 Futures	3.16%	112.33	1,785,187
CBOT Bean Oil JUL 21 Futures	3.09%	71.20	1,748,974
LME Nickel JUN 21 Futures	3.07%	17.35	1,734,263
NYBOT Coffee MAR 21 Futures	2.44%	28.74	1,382,318
KCBOT Kansas Wheat MAY 21 Futures	1.76%	32.76	993,028
ICE Gas Oil MAY 21 Futures	1.62%	21.51	918,905
NYMEX Unleaded Gasoline MAY 21 Futures	1.61%	14.12	910,417
CME Lean Hogs FEB 21 Futures	1.60%	32.13	903,062
NYBOT Cotton MAR 21 Futures	1.52%	21.98	858,361
NYMEX Heating Oil MAY 21 Futures	1.36%	12.37	771,789

(1)  Amounts represent quantity and value of index components as they relate specifically to the Portfolio's swap position as of December 31, 2020.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Assets and Liabilities
December 31, 2020

Assets
Investments at value (Cost $452,000,355) (Note 2)	$453,039,268
Cash	12,214,331
Cash segregated at brokers for swap contracts (Note 2)	15,862,620
Unrealized appreciation on open swap contracts (Note 2)	11,236,064
Interest receivable	258,167
Receivable for Portfolio shares sold	84,689
Variation margin receivable on futures contracts (Note 2)	79,280
Prepaid expenses and other assets	12,456
Total assets	492,786,875
Liabilities
Investment advisory fee payable (Note 3)	206,144
Administrative services fee payable (Note 3)	31,652
Shareholder servicing/Distribution fee payable (Note 3)	4,210
Unrealized depreciation on open swap contracts (Note 2)	2,614,675
Payable for Portfolio shares redeemed	440,891
Trustees' fee payable	9,943
Accrued expenses	275,736
Total liabilities	3,583,251
Net Assets
Capital stock, $.001 par value (Note 6)	144,570
Paid-in capital (Note 6)	503,461,969
Total distributable earnings (loss)	(14,402,915)
Net assets	$489,203,624
Class 1 Shares
Net assets	$20,155,320
Shares outstanding	5,966,263
Net asset value, offering price and redemption price per share	$3.38
Class 2 Shares
Net assets	$469,048,304
Shares outstanding	138,603,393
Net asset value, offering price and redemption price per share	$3.38

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statement of Operations
For the Year Ended December 31, 2020

Investment Income
Interest	$3,082,893
Securities lending (net of rebates)	121
Total investment income	3,083,014
Expenses
Investment advisory fees (Note 3)	2,508,828
Administrative services fees (Note 3)	73,925
Shareholder servicing/Distribution fees (Note 3)
Class 1	374,604
Transfer agent fees (Note 3)	442,915
Printing fees	88,707
Audit and tax fees	82,286
Legal fees	66,568
Trustees' fees	64,605
Custodian fees	54,462
Commitment fees (Note 4)	24,181
Insurance expense	17,765
Miscellaneous expense	13,175
Total expenses	3,812,021
Less: fees waived (Note 3)	(36,580)
Net expenses	3,775,441
Net investment loss	(692,427)
Net Realized and Unrealized Gain (Loss) from Investments, Futures Contracts and Swap Contracts
Net realized gain from investments	109,987
Net realized loss from futures contracts	(795,053)
Net realized loss from swap contracts	(7,809,907)
Net change in unrealized appreciation (depreciation) from investments	1,150,473
Net change in unrealized appreciation (depreciation) from futures contracts	3,003,561
Net change in unrealized appreciation (depreciation) from swap contracts	5,487,944
Net realized and unrealized gain from investments, futures contracts and swap contracts	1,147,005
Net increase in net assets resulting from operations	$454,578

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Statements of Changes in Net Assets

	For the Year Ended December 31, 2020	For the Year Ended December 31, 2019
From Operations
Net investment income (loss)	$(692,427)	$5,213,181
Net realized gain (loss) from investments, futures contracts and swap contracts	(8,494,973)	3,499,450
Net change in unrealized appreciation (depreciation) from investments, futures contracts and swap contracts	9,641,978	18,016,754
Net increase in net assets resulting from operations	454,578	26,729,385
From Distributions
From distributable earnings
Class 1	(23,311,127)	(3,749,493)
Return of Capital
Class 1	(455,570)	—
Net decrease in net assets resulting from distributions	(23,766,697)	(3,749,493)
From Capital Share Transactions (Note 6)
Proceeds from sale of shares	404,545,735	49,304,132
Reinvestment of dividends	23,766,697	3,749,493
Net asset value of shares redeemed	(368,934,986)	(12,826,017)
Net increase in net assets from capital share transactions	59,377,446	40,227,608
Net increase in net assets	36,065,327	63,207,500
Net Assets
Beginning of year	453,138,297	389,930,797
End of year	$489,203,624	$453,138,297

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Class 1 Share of the Portfolio Outstanding Throughout Each Year)

	For the Year Ended December 31,
	2020	2019	2018	2017	2016
Per share data
Net asset value, beginning of year	$3.67	$3.47	$4.03	$4.38	$3.91
INVESTMENT OPERATIONS
Net investment income (loss)[1]	0.00[2]	0.04	0.04	0.00[2]	(0.01)
Net gain (loss) from investments, futures contracts and swap contracts (both realized and unrealized)	(0.10)	0.19	(0.50)	0.04	0.48
Total from investment operations	(0.10)	0.23	(0.46)	0.04	0.47
LESS DIVIDENDS
Dividends from net investment income	(0.19)	(0.03)	(0.10)	(0.39)	—
Return of Capital	(0.00)[2]	—	—	—	—
Total dividends	(0.19)	(0.03)	(0.10)	(0.39)	—
Net asset value, end of year	$3.38	$3.67	$3.47	$4.03	$4.38
Total return[3]	(1.48)%	6.69%	(11.66)%	1.52%	12.02%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of year (000s omitted)	$20,156	$453,138	$389,931	$408,881	$347,118
Ratio of net expenses to average net assets	1.05%	1.05%	1.04%	1.05%	1.05%
Ratio of net investment income (loss) to average net assets	0.13%	1.22%	0.93%	0.07%	(0.35)%
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%	0.00%[4]	—%	0.06%	0.02%
Portfolio turnover rate[5]	184%	148%	105%	94%	113%

1  Per share information is calculated using the average shares outstanding method.

2  This amount represents less than $0.01 per share.

3  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the years shown, total returns would have been lower.

4  This amount represents less than 0.01%.

5  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Consolidated Financial Highlights
(For a Class 2 Share of the Portfolio Outstanding Throughout Each Period)

Period from May 1, 2020 (inception date) to December 31 2020
Per share data
Net asset value, beginning of period	$2.63
INVESTMENT OPERATIONS
Net investment loss[1]	(0.01)
Net gain on investments, futures contracts and swap contracts (both realized and unrealized)	0.76
Total from investment operations	0.75
LESS DIVIDENDS
Dividends from net investment income	—
Total dividends	—
Net asset value, end of period	$3.38
Total return[2]	28.52%
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000s omitted)	$469,048
Ratio of net expenses to average net assets	0.80%[3]
Ratio of net investment loss to average net assets	(0.32)%[3]
Decrease reflected in above operating expense ratios due to waivers/reimbursements	0.01%[3]
Portfolio turnover rate[4]	184%

1  Per share information is calculated using the average shares outstanding method.

2  Total returns are historical and include change in share price and reinvestment of all dividends and distributions. Had certain expenses not been reduced during the periods shown, total returns would have been lower. Total returns for periods less than one year are not annualized.

3  Annualized.

4  Portfolio turnover is calculated by dividing the lesser of total purchases or sales of portfolio securities for the reporting period by the monthly average of portfolio securities owned during the reporting period. Excluded from both the numerator and denominator are amounts relating to derivatives and securities whose maturities or expiration dates at the time of acquisition were one year or less.

See Accompanying Notes to Consolidated Financial Statements.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements
December 31, 2020

Note 1. Organization

Credit Suisse Trust (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), which currently offers the Commodity Return Strategy Portfolio (the "Portfolio"). The Portfolio is a non-diversified, open-end management investment company that seeks total return that exceeds the return of its benchmark index, the Bloomberg Commodity Index Total Return (the "Benchmark"). Shares of the Portfolio are not available directly to individual investors but may be offered only through (a) variable annuity contracts and variable life insurance contracts offered by separate accounts of certain insurance companies and (b) tax qualified pension and retirement plans. The Portfolio may not be available in connection with a particular contract or plan. The Trust was organized under the laws of the Commonwealth of Massachusetts as a business trust on March 15, 1995.

Credit Suisse Asset Management, LLC ("Credit Suisse" or the "Adviser"), the investment adviser to the Portfolio, is registered as an investment adviser with the Securities and Exchange Commission and as a Commodity Pool Operator with the Commodity Futures Trading Commission. The Portfolio intends to gain exposure to commodity derivatives through investing in a wholly-owned subsidiary, Credit Suisse Cayman Commodity Fund II, Ltd. (the "Subsidiary"), organized under the laws of the Cayman Islands. The Subsidiary invests in commodity-linked derivative instruments, such as swaps and futures. The Subsidiary may also invest in debt securities, some of which are intended to serve as margin or collateral for the Subsidiary's derivatives positions.

The Subsidiary is managed by the same portfolio managers that manage the Portfolio and the accompanying financial statements reflect the financial position of the Portfolio and the Subsidiary and the results of operations on a consolidated basis. The consolidated financial statements include portfolio holdings of the Portfolio and the Subsidiary and all intercompany transactions and balances have been eliminated. The Portfolio may invest up to 25% of its total assets in the Subsidiary. As of December 31, 2020, the Portfolio held $93,440,215 in the Subsidiary, representing 19.1% of the Portfolio's consolidated net assets. For the year ended December 31, 2020, the net realized loss on securities and other financial instruments held in the Subsidiary was $8,525,455.

Subsequent references to the Portfolio within the Notes to Consolidated Financial Statements collectively refer to the Portfolio and the Subsidiary, unless the context otherwise requires.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 1. Organization (continued)

The Portfolio offers two classes of shares: Class 1 shares and Class 2 shares. Each class of shares represents an equal pro rata interest in the Portfolio, except the share classes bear different expenses.

Note 2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its consolidated financial statements. The policies are in accordance with generally accepted accounting principles in the United States of America ("GAAP"). The preparation of consolidated financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates. The Portfolio is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance in Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 — Financial Services — Investment Companies.

A) SECURITY VALUATION — The Board of Trustees (the "Board") is responsible for the Portfolio's valuation process. The Board has delegated the supervision of the daily valuation process to Credit Suisse, who has established a Pricing Committee which, pursuant to the policies adopted by the Board, is responsible for making fair valuation determinations and overseeing the Portfolio's pricing policies. The net asset value of the Portfolio is determined daily as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day the Exchange is open for business. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. These pricing services generally price fixed income securities assuming orderly transactions of an institutional "round lot" size, but some trades occur in smaller "odd lot" sizes which may be effected at lower prices than institutional round lot trades. Structured note agreements are valued in accordance with a dealer-supplied valuation based on changes in the value of the underlying index. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

which they are traded. Forward contracts are valued at the London closing spot rates and the London closing forward point rates on a daily basis. The currency forward contract pricing model derives the differential in point rates to the expiration date of the forward and calculates its present value. Over- the-counter derivative financial instruments, such as swap agreements, generally derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The Portfolio may utilize a service provided by an independent third party which has been approved by the Board to fair value certain securities. When fair value pricing is employed, the prices of securities used by the Trust to calculate its net asset value may differ from quoted or published prices for the same securities. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the investment adviser to be unreliable, the market price may be determined by the investment adviser using quotations from one or more brokers/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Portfolio calculates its net asset value, these securities will be fair valued in good faith by the Pricing Committee, in accordance with procedures adopted by the Board.

The Portfolio uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP established a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at each measurement date. These inputs are summarized in the three broad levels listed below:

•  Level 1  –  quoted prices in active markets for identical investments

•  Level 2  –  other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3  –  significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of December 31, 2020 in valuing the Portfolio's assets and liabilities carried at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments in Securities
United States Agency Obligations	$—	$294,113,953	$—	$294,113,953
United States Treasury Obligations	—	158,925,315	—	158,925,315
	$—	$453,039,268	$—	$453,039,268
Other Financial Instruments*
Futures Contracts	$3,398,245	$—	$—	$3,398,245
Swap Contracts	—	11,236,064	—	11,236,064
Liabilities	Level 1	Level 2	Level 3	Total
Other Financial Instruments*
Futures Contracts	$332,189	$—	$—	$332,189
Swap Contracts	—	2,614,675	—	2,614,675

*  Other financial instruments include unrealized appreciation (depreciation) on futures and swap contracts.

For the year ended December 31, 2020, there were no transfers between Level 2 and Level 3. All transfers, if any, are assumed to occur at the end of the reporting period.

B) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES — The Portfolio adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that a portfolio disclose (a) how and why an entity uses derivative instruments, (b) how derivative instruments and hedging activities are accounted for and (c) how derivative instruments and related hedging activities affect a portfolio's financial position, financial performance and cash flows. For the year ended December 31, 2020, the Portfolio's derivatives did not qualify for hedge accounting as they are held at fair value.

The following table presents the fair value and the location of derivatives within the Consolidated Statement of Assets and Liabilities at December 31, 2020 and the effect of these derivatives on the Consolidated Statement of Operations for the year ended December 31, 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

Primary Underlying Risk	Derivative Assets(1)	Derivative Liabilities(1)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Commodity price
Futures contracts(2)	$3,398,245	$332,189	$(795,053)	$3,003,561
Total return swap contracts	11,236,064	2,614,675	(7,809,907)	5,487,944
	$14,634,309	$2,946,864	$(8,604,960)	$8,491,505

(1) Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

(2) Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Schedule of Investments. Only variation margin is reported with in the receivables and/or payables on the Consolidated Statement of Assets and Liabilities.

The notional amount of futures contracts and swap contracts open at December 31, 2020 is reflected in the Consolidated Schedule of Investments. For the year ended December 31, 2020, the Portfolio held average monthly notional values on a net basis of $10,244,866, $3,399,927 and $433,886,393 in long futures contracts, short futures contracts and swap contracts, respectively.

The Portfolio is a party to International Swap and Derivatives Association, Inc. ("ISDA") Master Agreements ("Master Agreements") with certain counterparties that govern over-the-counter derivative (including Total Return, Credit Default and Interest Rate Swaps) and foreign exchange contracts entered into by the Portfolio. The Master Agreements may contain provisions regarding, among other things, the parties' general obligations, representations, agreements, collateral requirements, events of default and early termination. Termination events applicable to the Portfolio may occur upon a decline in the Portfolio's net assets below a specified threshold over a certain period of time.

The following table presents by counterparty the Portfolio's derivative assets, net of related collateral held by the Portfolio, at December 31, 2020:

Counterparty	Gross Amount of Derivative Assets Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received(b)	Cash Collateral Received(b)	Net Amount of Derivative Assets
Bank of America	$1,782,800	$(1,782,800)	$—	$—	$—
Citigroup	1,674,224	—	—	—	1,674,224
JPMorgan Chase	906,188	—	—	—	906,188
Macquarie	2,325,204	—	—	—	2,325,204
Morgan Stanley	1,056,371	—	—	—	1,056,371
Societe Generale	2,470,614	—	—	—	2,470,614
UBS	1,020,663	—	—	—	1,020,663
	$11,236,064	$(1,782,800)	$—	$—	$9,453,264

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

The following table presents by counterparty the Portfolio's derivative liabilities, net of related collateral pledged by the Portfolio, at December 31, 2020:

Counterparty	Gross Amount of Derivative Liabilities Presented in the Consolidated Statement of Assets and Liabilities(a)	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged(b)	Cash Collateral Pledged(b)	Net Amount of Derivative Liabilities
Bank of America	$2,614,675	$(1,782,800)	$—	$(831,875)	$—

(a)  Swap contracts are included.

(b)  The actual collateral pledged may be more than the amounts shown.

C) SECURITY TRANSACTIONS AND INVESTMENT INCOME/EXPENSE — Security transactions are accounted for on a trade date basis. Interest income/expense is recorded on the accrual basis. The Portfolio amortizes premiums and accretes discounts using the effective interest method. Dividend income/expense is recorded on the ex-dividend date. Certain expenses are class-specific expenses, vary by class and are charged only to that class. Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of the outstanding shares of that class. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Portfolio may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

D) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS — Dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized capital gains, if any, are declared and paid at least annually. However, to the extent that a net realized capital gain can be reduced by a capital loss carryforward, such gain will not be distributed. Dividends and distributions to shareholders of the Portfolio are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

E) FEDERAL AND OTHER TAXES — No provision is made for federal taxes as it is the Portfolio's intention to continue to qualify as a regulated investment company ("RIC") under the Internal Revenue Code of 1986, as amended (the "Code"), and to make the requisite distributions to its shareholders, which will be sufficient to relieve it from federal income taxes.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

In order to qualify as a RIC under the Code, the Portfolio must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. One of these requirements is that the Portfolio derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly-traded partnerships ("Qualifying Income"). The Portfolio may invest in structured notes designed to track the performance of the Benchmark. The Portfolio may, through its investment in the Subsidiary, invest in commodity-linked swaps and/or futures contracts.

If the Portfolio is unable to ensure continued qualification as a RIC, the Portfolio may be required to change its investment objective, policies or techniques, or may be liquidated. If the Portfolio fails to qualify as a RIC, the Portfolio will be subject to federal income tax on its net income and capital gains at regular corporate rates (without reduction for distributions to shareholders). If the Portfolio were to fail to qualify as a RIC and become subject to federal income tax, shareholders of the Portfolio would be subject to the risk of diminished returns.

The Portfolio adopted the authoritative guidance for uncertainty in income taxes and recognizes a tax benefit or liability from an uncertain position only if it is more likely than not that the position is sustainable based solely on its technical merits and consideration of the relevant taxing authority's widely understood administrative practices and procedures. The Portfolio has reviewed its current tax positions and has determined that no provision for income tax is required in the Portfolio's financial statements. The Portfolio's federal and state income tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

F) CASH — The Portfolio's uninvested cash balance is held in an interest bearing variable rate demand deposit account at State Street Bank and Trust Company ("SSB"), the Portfolio's custodian.

G) FUTURES — The Portfolio may enter into futures contracts to the extent permitted by its investment policies and objectives. The Portfolio may use futures contracts to gain exposure to or hedge against changes in commodities. Upon entering into a futures contract, the Portfolio is required to deposit cash

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

and/or pledge U.S. Government securities as initial margin with a Futures Commission Merchant ("FCM"). Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying instrument, are made or received by the Portfolio each day (daily variation margin) and are recorded as unrealized gains or losses in the Consolidated Statement of Operations until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio's basis in the contract. Risks of entering into futures contracts for hedging purposes include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. Futures have minimal counterparty credit risk because futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. In addition, the purchase of a futures contract involves the risk that the Portfolio could lose more than the original margin deposit and subsequent payments may be required for a futures transaction. The Portfolio's open futures contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2020, the amount of restricted cash held at brokers related to open futures contracts was $0.

The Commodity Exchange Act requires an FCM to segregate all customer transactions and assets from the FCM's proprietary activities. A customer's cash and other equity deposited with an FCM are considered commingled with all other customer funds subject to the FCM's segregation requirements. In the event of an FCM's insolvency, recovery may be limited to the Portfolio's pro-rata share of segregated customer funds available. It is possible that the recovery amount could be less than the total of cash and other equity deposited.

H) SWAPS — The Portfolio may enter into commodity index swaps either for hedging purposes or to seek to increase total return. A swap contract is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Portfolio will enter into swap contracts only on a net basis, which means that the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The extent of the Portfolio's exposure to credit and counterparty risks is the discounted net value of the cash flows to be received from the counterparty over the contract's

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

remaining life, to the extent that the amount is positive. These risks are mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio's exposure to the counterparty. Therefore, the Portfolio considers the creditworthiness of each counterparty as well as the amounts posted by the counterparty pursuant to the master netting agreement to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index.

The Portfolio may enter into total return swap contracts, involving commitments to pay interest in exchange for a market-linked return, both based on notional amounts. The Portfolio may invest in total return swap contracts for hedging purposes or to seek to increase total return. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

The Portfolio records unrealized gains or losses on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains or losses. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation from swap contracts. Realized gains and losses from terminated swaps are included in net realized gains/losses from swap contracts. The Portfolio's open swap contracts are disclosed in the Consolidated Schedule of Investments. At December 31, 2020, the amount of restricted cash held at brokers related to open swap contracts was $15,862,620.

I) SECURITIES LENDING — The initial collateral received by the Portfolio is required to have a value of at least 102% of the market value of domestic securities on loan (including any accrued interest thereon) and 105% of the market value of foreign securities on loan (including any accrued interest thereon). The collateral is maintained thereafter at a value equal to at least 102% of the current market value of the securities on loan. The market value of loaned securities is determined at the close of each business day of the Portfolio and any additional required collateral is delivered to the Portfolio, or excess collateral returned by the Portfolio, on the next business day. Cash collateral received by the Portfolio in connection with securities lending activity may be pooled together with cash collateral for other funds/portfolios advised by Credit Suisse and may be invested in a variety of investments, including

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

funds advised by SSB, the Portfolio's securities lending agent, or money market instruments. However, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

SSB has been engaged by the Portfolio to act as the Portfolio's securities lending agent. The Portfolio's securities lending arrangement provides that the Portfolio and SSB will share the net income earned from securities lending activities. Securities lending income is accrued as earned. At December 31, 2020, there were no securities out on loan.

During the year ended December 31, 2020, total earnings from the Portfolio's investment in cash collateral received in connection with securities lending arrangements was $271, of which $109 was rebated to borrowers (brokers). The Portfolio retained $121 in income from the cash collateral investment, and SSB, as lending agent, was paid $41.

J) OTHER — In July 2017, the Financial Conduct Authority, the United Kingdom's financial regulatory body, announced a desire to phase out the use of LIBOR by the end of 2021.

Although financial regulators and industry working groups have suggested alternative reference rates, such as European Interbank Offer Rate ("EURIBOR"), Sterling Overnight Interbank Average Rate ("SONIA") and Secured Overnight Financing Rate ("SOFR"), global consensus on alternative rates is lacking and the process for amending existing contracts or instruments to transition away from LIBOR remains uncertain. There also remains uncertainty and risk regarding the willingness and ability of issuers to include fallback provisions and/or other measures that contemplate the discontinuation of LIBOR in new and existing contracts or instruments. In addition, there are obstacles to converting certain longer-term securities and transactions to a new reference rate or rates and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined.

The transition away from LIBOR might lead to increased volatility and illiquidity in markets for instruments whose terms currently reference LIBOR, reduced values of LIBOR-related investments, reduced effectiveness of hedging strategies, increased costs for certain LIBOR-related instruments, increased difficulty in borrowing or refinancing, and prolonged adverse market conditions for the Fund. Furthermore, the risks associated with the expected discontinuation of LIBOR and related transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 2. Significant Accounting Policies (continued)

completed in a timely manner. Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.

In the normal course of business the Portfolio trades financial instruments and enters into financial transactions for which risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Portfolio may be exposed to counterparty risk, including securities lending, or the risk that an institution or other entity with which the Portfolio has unsettled or open transactions will default. The potential loss could exceed the value of the financial assets recorded in the consolidated financial statements. Financial assets, which potentially expose the Portfolio to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolio's exposure to credit and counterparty risks in respect to these financial assets approximates their carrying value as recorded in the Portfolio's Consolidated Statement of Assets and Liabilities.

K) RECENT ACCOUNTING PRONOUNCEMENTS — In October 2020, FASB issued Accounting Standards Update No. 2020-08 ("ASU 2020-08"), "Receivables — Nonrefundable Fees and Other Costs (Codification Improvements Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities". ASU 2020-08 is an update of ASU No. 2017-08, which amends the amortization period of certain purchased callable debt securities held at a premium. ASU 2020-08 updates the amortization period for callable debt securities to be amortized to the next call date. For purposes of this update, the next call date is the first date when a call option at a specified price becomes exercisable. Once that date has passed, the next call date is when the next call option at a specified price becomes exercisable, if applicable. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the implication, if any, of the additional disclosure requirement and the impact is reflected on the Portfolio's financial statements.

Note 3. Transactions with Affiliates and Related Parties

Credit Suisse serves as investment adviser and co-administrator for the Portfolio. For its investment advisory and administration services, Credit Suisse is entitled to receive a fee from the Portfolio at an annual rate of 0.59% of the Portfolio's average daily net assets. For the year ended December 31, 2020, investment advisory and administration fees earned and voluntarily waived by Credit Suisse were $2,508,828 and $36,580, respectively. Credit

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 3. Transactions with Affiliates and Related Parties (continued)

Suisse has contractually agreed to limit expenses so that the Portfolio's annual operating expenses do not exceed 1.05% of the Portfolio's average daily net assets for Class 1 shares and 0.80% of the Portfolio's average daily net assets for Class 2 shares. The Portfolio is authorized to reimburse Credit Suisse for management fees previously limited and/or for expenses previously reimbursed by Credit Suisse, provided, however, that any reimbursements must be paid at a date not more than thirty-six months following the applicable month during which such fees were limited or expenses were reimbursed by Credit Suisse and the reimbursements do not cause the Portfolio to exceed the applicable expense limitation in the contract at the time the fees are recouped. This contract may not be terminated before May 1, 2022.

The amounts waived and reimbursed by Credit Suisse, which are available for potential future recoupment by Credit Suisse, and the expiration schedule at December 31, 2020 are as follows:

	Fee waivers/expense reimbursements subject to recoupment	Expires December 31, 2022*	Expires December 31, 2023
Class 1	$35,991	$17,357	$18,634
Class 2	17,946	—	17,946
Totals	$53,937	$17,357	$36,580

*  The Subsidiary expenses are not eligible for recoupment.

For its co-administrative services, SSB receives a fee, exclusive of out-of-pocket expenses, calculated in total for all the Credit Suisse funds/portfolios co-administered by SSB and allocated based upon the relative average net assets of each fund/portfolio, subject to an annual minimum fee. For the year ended December 31, 2020, co-administrative services fees earned by SSB (including out-of-pocket expenses) with respect to the Portfolio were $73,925.

Credit Suisse Securities (USA) LLC ("CSSU"), an affiliate of Credit Suisse, serves as the distributor of the Portfolio's shares. Pursuant to a distribution plan adopted by the Portfolio pursuant to Rule 12b-1 under the 1940 Act, CSSU receives fees for its distribution services with respect to Class 1 shares of the Portfolio. These fees were calculated at an annual rate of 0.25% of the average daily net assets of the Class 1 shares. For the year ended December 31, 2020, Rule 12b-1 distribution fees with respect to Class 1 shares of the Portfolio were $374,604. The Portfolio has not adopted a Rule 12b-1 plan with respect to the Class 2 shares.

Certain brokers, dealers and financial representatives provide transfer agent-related services to the Portfolio and receive compensation from the Portfolio. For the year ended December 31, 2020, the Portfolio paid $541,933.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 4. Line of Credit

The Portfolio, together with other funds/portfolios advised by Credit Suisse (collectively, the "Participating Funds"), participates in a committed, unsecured line of credit facility ("Credit Facility"), with SSB in an aggregated amount of $250 million for temporary or emergency purposes under a first-come, first-served basis. Under the terms of the Credit Facility, the Participating Funds pay an aggregate commitment fee on the average unused amount of the Credit Facility, which is allocated among the Participating Funds in such manner as is determined by the governing Boards of the Participating Funds. In addition, the Participating Funds pay interest on borrowings at either the Overnight Federal Funds rate or the Overnight LIBOR rate plus a spread. At December 31, 2020 and during the year ended December 31, 2020, the Portfolio had no borrowings outstanding under the Credit Facility.

Note 5. Purchases and Sales of Securities

For the year ended December 31, 2020, purchases and sales of investment securities (excluding short-term investments) and U.S. Government and Agency Obligations were as follows:

Investment Securities		U.S. Government/ Agency Obligations
Purchases	Sales	Purchases	Sales
$0	$0	$763,197,434	$706,566,878

Note 6. Capital Share Transactions

The Portfolio is authorized to issue an unlimited number of full and fractional shares of beneficial interest, $.001 par value per share. Transactions in capital shares of the Portfolio were as follows:

	Class 1
	For the Year Ended December 31, 2020		For the Year Ended December 31, 2019
	Shares	Value	Shares	Value
Shares sold	9,057,595	$27,916,458	13,693,556	$49,304,132
Shares issued in reinvestment of dividends	8,901,384	23,766,697	1,038,921	3,749,493
Shares redeemed	(135,599,967)	(358,283,642)	(3,575,689)	(12,826,017)
Net increase (decrease)	(117,640,988)	$(306,600,487)	11,156,788	$40,227,608

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 6. Capital Share Transactions (continued)

	Class 2
	For the Period Ended December 31, 2020*
	Shares	Value
Shares sold	142,057,140	$376,629,277
Shares issued in reinvestment of dividends	0	0
Shares redeemed	(3,453,747)	(10,651,344)
Net increase	138,603,393	$365,977,933

* For the period May 1, 2020 (inception date) to December 31, 2020.

On December 31, 2020, the number of shareholders that held 5% or more of the outstanding shares of the Portfolio was as follows:

	Number of Shareholders	Approximate Percentage of Outstanding Shares
Class 1	2	87%
Class 2	2	92%

The Portfolio's performance may be negatively impacted in the event one or more of the Portfolio's greater than 5% shareholders were to redeem at a given time. Some of the shareholders may be omnibus accounts, which hold shares on behalf of individual shareholders.

Note 7. Income Tax Information and Distributions to Shareholders

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP.

The tax character of distributions paid by the Portfolio during the years ended December 31, 2020 and 2019, was as follows:

Ordinary Income		Return of Capital
2020	2019	2020	2019
$23,311,127	$3,749,493	$455,570	$—

The tax basis components of distributable earnings differ from the amounts reflected in the Consolidated Statement of Assets and Liabilities by temporary book/tax differences. These differences are primarily due to differing treatments of Subsidiary adjustments.

At December 31, 2020, the components of distributable earnings on a tax basis were as follows:

Accumulated net realized loss	$(15,437,915)
Unrealized appreciation	1,035,000
$(14,402,915)

Credit Suisse Trust — Commodity Return Strategy Portfolio
Notes to Consolidated Financial Statements (continued)
December 31, 2020

Note 7. Income Tax Information and Distributions to Shareholders (continued)

At December 31, 2020, the Portfolio had $10,918,537 of unlimited short-term capital loss carryforwards and $4,519,378 of unlimited long-term capital loss carryforwards available to offset possible future capital gains.

During the tax year ended December 31, 2020, the Portfolio utilized $21,090 of loss carryforwards.

At December 31, 2020, the cost and net unrealized appreciation (depreciation) of investments and derivatives for income tax purposes were as follows:

Cost of Investments	$481,084,424
Unrealized appreciation	$3,986,767
Unrealized depreciation	(2,951,767)
Net unrealized appreciation (depreciation)	$1,035,000

To adjust for current period permanent book/tax differences which arose principally from net operating losses, differing book/tax treatment of return of capital distributions, premium amortization adjustments and Subsidiary cumulative income/loss, paid-in capital was credited $2,481,530 and distributable earnings/loss was charged $2,481,530. Net assets were not affected by this reclassification.

Note 8. Contingencies

In the normal course of business, the Portfolio may provide general indemnifications pursuant to certain contracts and organizational documents. The Portfolio's maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolio and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

Note 9. Subsequent Events

In preparing the financial statements as of December 31, 2020, management considered the impact of subsequent events for potential recognition or disclosure in these financial statements through the date of release of this report. No such events requiring recognition or disclosure were identified through the date of the release of this report.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Credit Suisse Trust and Shareholders of
Credit Suisse Trust — Commodity Return Strategy Portfolio

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of Credit Suisse Trust — Commodity Return Strategy Portfolio (one of the funds constituting Credit Suisse Trust, referred to hereafter as the "Fund") as of December 31, 2020, the related consolidated statements of operations and changes in net assets including the related notes for the year then ended, and the financial highlights for each of the periods indicated therein (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2020, and the results of its operations, changes in its net assets for the year then ended, and the financial highlights for for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

The consolidated financial statements of the Fund as of and for the year ended December 31, 2019 and the consolidated financial highlights for each of the periods ended on or prior to December 31, 2019 (not presented herein, other than the consolidated statement of changes in net assets and the consolidated financial highlights) were audited by other auditors whose report dated February 14, 2020 expressed an unqualified opinion on those consolidated financial statements and consolidated financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included

Credit Suisse Trust — Commodity Return Strategy Portfolio
Report of Independent Registered Public Accounting Firm

examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2020 by correspondence with the custodian and brokers, when replies were not received from brokers, we performed other auditing procedures. We believe that our audit provides a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
New York, New York
February 12, 2021

We have served as the auditor of one or more Credit Suisse Asset Management, LLC investment companies since 2020.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited)

In approving the renewal of the amended and restated investment management agreement (the "Investment Management Agreement") for the Commodity Return Strategy Portfolio (the "Portfolio"), a series of Credit Suisse Trust (the "Trust"), the Board of Trustees of the Trust (the "Board"), including all of the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 (the "Independent Trustees"), at a special telephonic meeting held on November 9, 2020 where the Board discussed information and materials previously provided to them in connection with the renewal of the Investment Management Agreement, and at a telephonic meeting held on November 16 and 17, 2020, considered the following factors:

Investment Management Fee Rates and Expenses

The Board reviewed and considered the contractual management fee rate of 0.59% of the Portfolio's average daily net assets (the"Contractual Management Fee") for the Portfolio in light of the extent and quality of the management services provided by Credit Suisse Asset Management, LLC ("Credit Suisse"), the Portfolio's investment manager. The Board also considered that Credit Suisse has entered into a contractual expense limitation agreement ("Expense Limitation Agreement") limiting the Portfolio's total net expenses to 1.05% for Class 1 shares and 0.80% for Class 2 shares of the average daily net assets until May 1, 2022.

Additionally, the Board received and considered information comparing the Portfolio's Contractual Management Fee, the Portfolio's Contractual Management Fee less waivers and/or reimbursements ("Net Management Fee") and the Portfolio's overall expenses with those of funds in both the relevant expense group ("Expense Group") and universe of funds ("Expense Universe") provided by Broadridge, an independent provider of investment company data. The Board noted that the Portfolio's Contractual Management Fee and Net Management Fee were within the range of its peers and overall expenses were above the range of its peers as presented in the Broadridge report. The Board was provided with a description of the methodology used to arrive at the funds included in the Expense Group and the Expense Universe.

Nature, Extent and Quality of the Services under the Management Agreement

The Board received and considered information regarding the nature, extent and quality of services provided to the Portfolio by Credit Suisse under the Investment Management Agreement. The Board also noted information received at regular meetings throughout the year related to the services rendered by Credit Suisse which, in addition to portfolio management and

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

investment management services set forth in the Investment Management Agreement, included credit analysis and research, supervising the day-to-day operations of the Portfolio's non-advisory functions which include accounting, administration, custody, transfer agent and other applicable third party service providers, overseeing and facilitating audits, overseeing the Portfolio's credit facility and supervising and/or preparing applicable Portfolio filings, disclosures and shareholder reports. The Board noted that the extensive investment management services provided by Credit Suisse included broad supervisory responsibility and oversight over other service providers to the Portfolio. The Board also considered Credit Suisse's compliance program with respect to the Portfolio. The Board noted that Credit Suisse reports to the Board about portfolio management and compliance matters on a periodic basis. The Board reviewed background information about Credit Suisse including its Form ADV Part 2 — Disclosure Brochure and Brochure Supplement. The Board considered the background and experience of Credit Suisse's senior management and the expertise of, and the amount of attention given to the Portfolio by, senior personnel of Credit Suisse. In addition, the Board reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day portfolio management of the Portfolio and the extent of the resources devoted to research and analysis of actual and potential investments, as well as the resources provided to them. The Board evaluated the ability of Credit Suisse, based on its resources, reputation and other attributes, to attract and retain qualified investment professionals including research, advisory, and supervisory personnel. The Board also received and considered information about the nature, extent and quality of services and fee rates offered to other Credit Suisse clients for comparable services. The Board acknowledged Credit Suisse's representation that the services provided to the Portfolio are more extensive than the services provided in connection with other types of accounts, such as separate accounts, offered by Credit Suisse and the services are also more extensive from those offered and provided to a sub-advised fund. The Board also considered that the services provided by Credit Suisse have expanded over time as a result of regulatory and other developments.

Portfolio Performance

The Board received and considered performance results of the Portfolio over the previous year as well as over longer time periods, along with comparisons both to the relevant performance group ("Performance Group") and universe of funds ("Performance Universe") for the Portfolio provided in the Broadridge materials. The Board was provided with a description of the methodology used

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

to arrive at the funds included in the Performance Group and the Performance Universe. The Board noted that the Portfolio underperformed its Performance Universe for the one-year period reported, and had varying performance compared to its Performance Universe over various longer investment periods reported. The Board also considered the investment performance of the Portfolio relative to its stated objectives.

Credit Suisse Profitability

The Board received and considered a profitability analysis of Credit Suisse based on the fees payable under the Investment Management Agreement for the Portfolio, including any fee waivers, as well as other relationships between the Portfolio on the one hand and Credit Suisse affiliates on the other. The Board deliberations also reflected, in the context of Credit Suisse's profitability, Credit Suisse's methodology for allocating costs to the Portfolio, recognizing that cost allocation methodologies are inherently subjective. The Board also received net profitability information for the other funds in the Credit Suisse family of funds, which include both open-end and closed-end funds. The Board also reviewed Credit Suisse's profit margin as reflected in the profitability analysis, as well as reviewing profitability in light of appropriate court cases and the services rendered to the Portfolio.

Economies of Scale

The Board considered information regarding whether there have been economies of scale with respect to the management of the Portfolio, whether the Portfolio has appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board noted that, if the Portfolio's asset levels grow, further economies of scale potentially could be realized and additionally noted the current expense limitations in place between the Portfolio and Credit Suisse. The Board received information regarding Credit Suisse's profitability in connection with providing investment management services to the Portfolio, including Credit Suisse's costs in providing the services.

Other Benefits to Credit Suisse

The Board considered other benefits received by Credit Suisse and its affiliates as a result of their relationship with the Portfolio. Such benefits include, among others, benefits potentially derived from an increase in Credit Suisse's businesses and its reputation as a result of its relationship with the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Portfolio (such as the ability to market its advisory services to other clients and investors including separate account or third party sub-advised mandates or other financial products offered by Credit Suisse and its affiliates), as well as the fees paid to an affiliate of Credit Suisse for distribution services.

The Board considered the standards Credit Suisse applied in seeking best execution and Credit Suisse's policies and practices regarding soft dollars and reviewed Credit Suisse's method for allocating portfolio investment opportunities among its advisory clients.

Other Factors and Broader Review

As discussed above, the Board reviewed detailed materials received from Credit Suisse as part of the annual approval process. The Board also reviews and assesses the quality of the services that the Portfolio receives throughout the year. In this regard, the Board reviews reports of Credit Suisse at least quarterly, which include, among other things, detailed portfolio and market reviews, detailed fund performance reports and Credit Suisse's compliance procedures.

Conclusions

In selecting Credit Suisse, and approving the renewal of the Investment Management Agreement and the investment management fee under such agreement, the Board concluded that:

•  The Contractual Management Fee and Net Management Fee, reviewed along with information provided by Broadridge for the funds in the Portfolio's Expense Group and Expense Universe, were reasonable in relation to the services provided by Credit Suisse.

•  The Board was satisfied with the nature, extent and quality of the investment management services provided to the Portfolio by Credit Suisse and that, based on dialogue with management and counsel, the services provided by Credit Suisse under the Investment Management Agreement are typical of, and consistent with, those provided to similar mutual funds by other investment managers.

•  In light of the costs of providing investment management and other services to the Portfolio and Credit Suisse's ongoing commitment to the Portfolio and willingness to waive fees, Credit Suisse's net profitability based on fees (by agreeing to an expense limitation), payable under the

Credit Suisse Trust — Commodity Return Strategy Portfolio
Board Approval of Investment Management Agreement (unaudited) (continued)

Investment Management Agreement, as well as other ancillary benefits that Credit Suisse and its affiliates received, were considered reasonable.

•  In light of the information received and considered by the Board, the Portfolio's current fee structure was considered reasonable.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the renewal of the Investment Management Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Laura A. DeFelice c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1959)	Trustee, Nominating and Audit Committee member	Since 2017	Partner of Acacia Properties LLC (multi-family and commercial real estate ownership and operation) from 2008 to present; Stonegate Advisors LLC (renewable energy and energy efficiency) from 2007 to present.	9	None.
Jeffrey E. Garten c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1946)	Trustee, Nominating and Audit Committee member	Since Portfolio Inception	Dean Emeritus of Yale School of Management from July 2015 to present; Partner and Chairman of Garten Rothkopf (consulting firm) from October 2005 to June 2017.	9

Director of Aetna, Inc. (insurance company) from January 1999 to 2019; Director of CarMax Group (used car dealers) from January 2002 to 2019; Director of Miller Buckfire & Co., LLC (financial restructuring) from January 2008 to 2019.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Mahendra R. Gupta c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Nominating Committee member and Audit Committee Chairman	Since 2017	Professor, Washington University in St. Louis from July 1990 to present; Dean of Olin Business School at Washington University in St. Louis from July 2005 to July 2016; Partner, R.J. Mithaiwala (food manufacturing and retail, India) from March 1977 to present; Partner, F.F.B. Corporation (agriculture, India) from March 1977 to present; Partner, RPMG Research Corporation (benchmark research) from July 2001 to present.	9

Director of Caleres Inc. (footwear) from May 2012 to present; Chair of the Finance Committee at the Foundation of Barnes Jewish Hospitals (healthcare) from January 2021 to present; Director of Koch Development Corporation (real estate development) from November 2017 to December 2020; Director of Supernova (fin-tech) from June 2014 to September 2018.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Portfolio Complex Overseen by Trustee	Other Trusteeships Held by Trustee During Past Five Years
Independent Trustees
Steven N. Rappaport c/o Credit Suisse Asset Management, LLC Attn: General Counsel Eleven Madison Avenue New York, New York 10010 (1948)	Chairman of the Board, Nominating Committee Chairman and Audit Committee member	Trustee since Portfolio Inception and Chairman since 2005	Partner of Lehigh Court, LLC and RZ Capital (private investment firms) from July 2002 to present; Partner of Backstage Acquisition Holdings, LLC (publication job postings) from November 2013 to 2018.	9

Director of Aberdeen Emerging Market Equity Income Fund, Inc. (a closed-end investment company); Director of Aberdeen Funds (20 open-end portfolios); Director of iCAD, Inc. (surgical and medical instruments and apparatus company) from 2006 to 2018.

Interested Trustee
John G. Popp[2] Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1956)	Trustee, Chief Executive Officer and President	Trustee since 2017 Chief Executive Officer and President since 2010	Managing Director of Credit Suisse; Global Head and Chief Investment Officer of the Credit Investments Group; Associated with Credit Suisse or its predecessor since 1997; Officer of other Credit Suisse Funds.	9	None.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

2 Mr. Popp is an "interested person" of the Trust, as defined in the 1940 Act, by virtue of his current position as an officer of Credit Suisse.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Information Concerning Trustees and Officers (unaudited) (continued)

Name, Address (Year of Birth)	Position(s) Held with Portfolio	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past Five Years
Emidio Morizio Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1966)	Chief Compliance Officer	Since Portfolio Inception	Managing Director and Global Head of Compliance of Credit Suisse since 2010; Associated with Credit Suisse since July 2000; Officer of other Credit Suisse Funds.
Lou Anne McInnis Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1959)	Chief Legal Officer	Since 2015

Director of Credit Suisse; Associated with Credit Suisse since April 2015; Counsel at DLA Piper US LLP from 2011 to April 2015; Associated with Morgan Stanley Investment Management from 1997 to 2010; Officer of other Credit Suisse Funds.

Omar Tariq Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1983)	Chief Financial Officer and Treasurer	Since 2019	Director of Credit Suisse since 2019; Senior Manager of PricewaterhouseCoopers,LLP from September 2010 to March 2019; Officer of other Credit Suisse Funds.
Karen Regan Credit Suisse Asset Management, LLC Eleven Madison Avenue New York, New York 10010 (1963)	Vice President and Secretary	Since 2010	Vice President of Credit Suisse; Associated with Credit Suisse since December 2004; Officer of other Credit Suisse Funds.

1 Subject to the Trust's retirement policy, each Trustee may continue to serve as a Trustee until the last day of the calendar year in which the applicable Trustee attains age 75. Officer serves until his or her respective successor has been duly elected and qualified.

* The officers of the Trust shown are officers that make policy decisions.

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 877-870-2874.

Credit Suisse Trust — Commodity Return Strategy Portfolio
Proxy Voting and Portfolio Holdings Information (unaudited)

Information regarding how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 of each year, as well as the policies and procedures that the Portfolio uses to determine how to vote proxies relating to its portfolio securities are available:

•  By calling 1-877-870-2874

•  On the Portfolio's website, www.credit-suisse.com/us/funds

•  On the website of the Securities and Exchange Commission, www.sec.gov

The Portfolio files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC as an exhibit to its reports on Form N-PORT, and for reporting periods ended prior to March 31, 2019, filed such information on Form N-Q. The Portfolio's Forms N-PORT and N-Q are available on the SEC's website at www.sec.gov.

P.O. BOX 219916, KANSAS CITY, MO 64121-9916

877-870-2874 ■ www.credit-suisse.com/us/funds

CREDIT SUISSE SECURITIES (USA) LLC, DISTRIBUTOR.  TRCOM-AR-1220

Item 2. Code of Ethics.

The registrant has adopted a code of ethics applicable to its Chief Executive Officer, President, Chief Financial Officer and Chief Accounting Officer, or persons performing similar functions. A copy of the code is filed as Exhibit 13(a)(1) to this Form. There were no amendments to the code during the fiscal year ended December 31, 2020. There were no waivers or implicit waivers from the code granted by the registrant during the fiscal year ended December 31, 2020.

Item 3. Audit Committee Financial Expert.

The registrant's governing board has determined that it has two audit committee financial experts serving on its audit committee: Mahendra R. Gupta and Steven N. Rappaport. Each audit committee financial expert is "independent" for purposes of this item.

Item 4. Principal Accountant Fees and Services.

The information in the table below is provided for services rendered to the registrant showing the amount of fees billed to the registrant during the registrant’s last two fiscal years by PricewaterhouseCoopers LLP (“PwC”), the registrant’s current independent registered public accounting firm, and the registrant’s former independent registered public accounting firm. The audit fees billed to the registrant for the fiscal year 2020 are the only fees that have been billed to the registrant by PwC. All other fees listed in the tables below were billed to the registrant by the registrant’s former independent registered public accounting firm. For engagements with PwC and the registrant’s former independent registered public accounting firm the Audit Committee approved in advance all audit services and non-audit services that PwC and the registrant’s former independent registered public accounting firm provided to the registrant for its fiscal years ended December 31, 2019 and December 31, 2020.

	2019	2020
Audit Fees	$54,700	$54,700
Audit-Related Fees[1]	$6,780	$-
Tax Fees[2]	$3,420	$4,940
All Other Fees	$-	$-
Total	$64,900	$59,640

1 Services include agreed-upon procedures in connection with the registrant’s semi-annual financial statements ($6,780 for 2019 and $0 for 2020).

2 Tax services in connection with the registrant’s excise tax calculations and review of the registrant’s applicable tax returns.

2

The information in the table below is provided with respect to non-audit services that directly relate to the registrant’s operations and financial reporting and that were rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and by PwC for the fiscal year ended December 31, 2020 to the registrant’s investment adviser, Credit Suisse Asset Management, LLC (“Credit Suisse”), and any service provider to the registrant controlling, controlled by or under common control with Credit Suisse that provided ongoing services to the registrant (“Covered Services Provider”), for the registrant’s fiscal years ended December 31, 2019 and December 31, 2020.

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(e)(1) Pre-Approval Policies and Procedures. The Audit Committee (“Committee”) of the registrant is responsible for pre-approving (i) all audit and permissible non-audit services to be provided by the independent registered public accounting firm to the registrant and (ii) all permissible non-audit services to be provided by the independent registered public accounting firm to Credit Suisse and any Covered Services Provider if the engagement relates directly to the operations and financial reporting of the registrant. The Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairperson of the Committee, and the Chairperson shall report to the Committee, at its next regularly scheduled meeting after the Chairperson’s pre-approval of such services, his or her decision(s). The Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than Credit Suisse or the registrant’s officers). Pre-approval by the Committee of any permissible non-audit services shall not be required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the registrant, Credit Suisse and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by the registrant to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the registrant at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

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(e)(2) The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and by PwC for the fiscal year ended December 31, 2020 to the registrant for which the pre-approval requirement was waived pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

The information in the table below sets forth the percentages of fees for services (other than audit, review or attest services) rendered by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and by PwC for the fiscal year ended December 31, 2020 to Credit Suisse and any Covered Services Provider required to be approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X:

	2019	2020
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A
Total	N/A	N/A

(f) Not Applicable.

(g) The aggregate fees billed by the registrant’s former independent registered public accounting firm for the fiscal year ended December 31, 2019 and for the fiscal year ended December 31, 2020 for non-audit services rendered to the registrant, Credit Suisse and Covered Service Providers were $10,200 and $4,940, respectively.

(h) Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Form N-CSR disclosure requirement is not applicable to the registrant.

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Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Form N-CSR disclosure requirement is not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

None

Item 11. Controls and Procedures.

(a) As of a date within 90 days from the filing date of this report, the principal executive officer and principal financial officer concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the most recent fiscal half-year covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Form N-CSR disclosure requirement is not applicable to the registrant.

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Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics is an exhibit to this report.

(a)(2)	The certifications of the registrant as required by Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3)	Not applicable.

(b)	The certifications of the registrant as required by Rule 30a-2(b) under the Act are an exhibit to this report.

(other)	Iran related activities disclosure requirement.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CREDIT SUISSE TRUST

/s/John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	February 19, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/John G. Popp
Name:	John G. Popp
Title:	Chief Executive Officer and President
Date:	February 19, 2021

/s/ Omar Tariq
Name:	Omar Tariq
Title:	Chief Financial Officer and Treasurer
Date:	February 19, 2021

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